UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2011 Annual Report to Shareholders

DWS Health Care Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
12 Portfolio Summary
14 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
27 Notes to Financial Statements
35 Report of Independent Registered Public Accounting Firm
36 Tax Information
37 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers
45 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	30.48%	6.43%	7.24%	5.13%
Class B	29.37%	5.63%	6.41%	4.27%
Class C	29.52%	5.65%	6.45%	4.31%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	22.97%	4.35%	5.98%	4.51%
Class B (max 4.00% CDSC)	26.37%	5.03%	6.26%	4.27%
Class C (max 1.00% CDSC)	29.52%	5.65%	6.45%	4.31%
No Sales Charges
Class S	30.89%	6.75%	7.54%	5.39%
Institutional Class	31.18%	7.02%	7.81%	5.61%
S&P 500® Index+	25.95%	0.91%	3.32%	2.64%
S&P® North American Health Care Sector Index++	29.96%	8.02%	6.61%	4.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 1.61%, 2.46%, 2.31%, 1.31% and 1.06% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] S&P North American Health Care Sector Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$27.51	$24.92	$25.04	$28.37	$29.05
5/31/10	$21.56	$19.74	$19.81	$22.15	$22.62
Distribution Information: Twelve Months as of 5/31/11: Capital Gain Distributions	$.52	$.52	$.52	$.52	$.52

Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	55	of	96	57
3-Year	79	of	91	86
5-Year	49	of	81	60
10-Year	24	of	57	42
Class B 1-Year	63	of	96	65
3-Year	84	of	91	92
5-Year	63	of	81	77
10-Year	33	of	57	57
Class C 1-Year	62	of	96	64
3-Year	82	of	91	90
5-Year	62	of	81	76
10-Year	31	of	57	54
Class S 1-Year	51	of	96	53
3-Year	75	of	91	82
5-Year	41	of	81	50
10-Year	20	of	57	35
Institutional Class 1-Year	49	of	96	51
3-Year	71	of	91	78
5-Year	36	of	81	44
10-Year	15	of	57	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,231.10	$1,226.00	$1,226.50	$1,232.60	$1,234.30
Expenses Paid per $1,000*	$8.34	$13.15	$12.49	$6.79	$5.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,017.45	$1,013.11	$1,013.71	$1,018.85	$1,019.75
Expenses Paid per $1,000*	$7.54	$11.89	$11.30	$6.14	$5.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.50%	2.37%	2.25%	1.22%	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Health care stocks outperformed the broader equity market during DWS Health Care Fund's most recent fiscal year ended May 31, 2011. The majority of the outperformance came during the latter part of the period, as investors became concerned that the global economic recovery was losing momentum (based on mixed economic data) and migrated to more defensive issues, including health care. Renewed concern over the monetary health of several European Union countries also contributed to the more conservative stance by investors.

For its most recent fiscal year ended May 31, 2011, DWS Health Care Fund Class A shares posted a strong 30.48% total return, outperforming the 25.95% return of the Standard & Poor's 500® (S&P 500) Index and the 29.96% return of the fund's secondary benchmark, the S&P North American Health Care Sector Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In addition, the fund slightly underperformed the 31.97% average return of its peers in the Lipper Health/Biotechnology Funds category, as the fund's positive sector allocation during the period was offset by unfavorable stock selection overall.2

Our overweight within the small- and mid-cap biotechnology sector contributed significantly to performance during the 12-month period ended May 31, 2011.3 The largest detractors from relative performance came from the fund's underweight position in Pfizer, Inc., as well as an underweight to managed care companies and overweight positions in the biotechnology companies Allos Therapeutics, Inc. and Intercell AG.*

Positive Contributors to Fund Performance

As mentioned, an overweight to small- and mid-cap biotechnology firms had a strong positive impact on performance. Holdings in Alexion Pharmaceuticals, Inc. appreciated significantly, as sales of its drug Soliris for a rare blood disorder continued to exceed expectations. In addition, the fund's position in Exelixis, Inc. shares benefited from promising initial clinical data for the company's drug candidate Cabozantinib for prostate cancer.

Also, the fund's underweight positions in Abbott Laboratories, Johnson & Johnson and Merck & Co., Inc. represented key contributors to relative performance. In the case of Abbott, investors remain concerned about potential future competition for its key drug Humira for rheumatoid arthritis. For Johnson & Johnson, manufacturing issues and several product recalls within its McNeil over-the-counter medication business limited stock performance.

Holdings in two specialty pharmaceutical companies, Valeant Pharmaceuticals International, Inc. and Questcor Pharmaceuticals, Inc., also added to performance during the period. Valeant entered into a merger transaction with Biovail and also completed several smaller acquisitions that added meaningfully to earnings. Holdings in Questcor appreciated significantly during the period, driven by increasing prescriptions for its drug Acthar Gel in the treatment of multiple sclerosis exacerbations (flares) and nephrotic syndrome, a kidney disorder.

Negative Contributors to Fund Performance

The largest individual detractor from performance during the period ended May 31, 2011 came from the fund's underweight to Pfizer, Inc. The stock posted solid gains following the announcement by its new chief executive officer that the company could cut research and development spending and evaluate strategic alternatives for its non-core assets (areas including consumer, nutritionals and animal health). In addition, the fund's underweight to managed care companies — specifically WellPoint, Inc. and UnitedHealth Group Inc. — hurt relative performance as both companies reported significantly improved earnings and raised their earning forecasts based on lower medical cost trends.

Several holdings within the biotechnology sector also subtracted from performance. Allos Therapeutics represented a major detractor, as initial sales of the company's drug Folotyn for peripheral T-cell lymphoma (to treat rare blood cancer) were disappointing. The fund's position in Intercell also declined meaningfully during the period, driven by disappointing sales for its vaccine Ixiaro for the prevention of Japanese encephalitis, as well as negative clinical data for its product candidates. We eliminated the fund's position in Intercell during the period.

Outlook

We believe that health care stocks could continue to outperform in the near term as investors lose confidence in the strength of the global recovery in the face of mixed economic data and potentially less government intervention to stimulate growth. In addition, despite the recent strong outperformance by health care issues, we believe that valuations for these stocks are currently attractive.

Longer term, we believe that the prospects for health care stocks are promising, based on positive global demographic trends and the continuing emergence of new technologies.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Health Care Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Leefin Lai, CFA

Lead Portfolio Manager

Thomas E. Bucher, CFA

Portfolio Manager

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P North American Health Care Sector Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. Index and category returns assume reinvestment of all distributions. Category returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly in a Lipper category.

3 "Overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index. "Underweight" means that a fund holds a lower weighting.

* Not held in the portfolio as of May 31, 2011.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/11	5/31/10

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	5/31/11	5/31/10

Pharmaceuticals:
Major Pharmaceuticals	19%	24%
Specialty Pharmaceuticals	14%	7%
Biotechnology	22%	24%
Health Care Services	21%	20%
Medical Supply & Specialty	19%	19%
Life Sciences Tools & Services	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at May 31, 2011 (30.0% of Net Assets)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	5.3%
2. Johnson & Johnson Provider of health care products	3.5%
3. UnitedHealth Group, Inc. Operator of organized health systems	3.2%
4. Merck & Co., Inc. A global pharmaceutical company	3.0%
5. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	2.9%
6. Abbott Laboratories Developer of health care products	2.7%
7. Medtronic, Inc. Provides device-based therapies that restore health	2.5%
8. Celgene Corp. A global biopharmaceutical company	2.4%
9. Covidien PLC Global health care products company	2.3%
10. McKesson Corp. Provider of health care services	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Shares	Value ($)

Common Stocks 97.1%
Health Care 97.1%
Biotechnology 20.8%
Acorda Therapeutics, Inc.*	13,886	456,154
Alexion Pharmaceuticals, Inc.*	73,074	3,465,169
Alkermes, Inc.*	86,374	1,582,372
Allos Therapeutics, Inc.*	104,987	230,971
Amgen, Inc.*	92,800	5,618,112
Amylin Pharmaceuticals, Inc.*	41,100	570,879
ArQule, Inc.*	73,900	533,558
Biogen Idec, Inc.*	28,048	2,656,987
BioMarin Pharmaceutical, Inc.*	68,273	1,927,347
Celgene Corp.*	76,358	4,650,966
Dendreon Corp.*	21,905	928,553
Exelixis, Inc.*	43,427	505,056
Gen-Probe, Inc.*	11,355	928,725
Gilead Sciences, Inc.*	84,010	3,506,577
Halozyme Therapeutics, Inc.*	125,607	846,591
Human Genome Sciences, Inc.* (a)	34,140	934,412
ImmunoGen, Inc.* (a)	81,100	986,176
Immunomedics, Inc.* (a)	102,900	454,818
Incyte Corp.* (a)	82,908	1,469,959
InterMune, Inc.*	13,800	513,360
Lexicon Pharmaceuticals, Inc.*	80,000	130,400
Myriad Genetics, Inc.*	13,149	334,116
Onyx Pharmaceuticals, Inc.*	18,619	790,377
Regeneron Pharmaceuticals, Inc.*	17,617	1,057,372
Savient Pharmaceuticals, Inc.* (a)	42,665	362,226
Theravance, Inc.*	10,275	268,486
United Therapeutics Corp.*	27,174	1,754,625
Vertex Pharmaceuticals, Inc.*	45,691	2,466,857
		39,931,201
Health Care Services 20.8%
Aetna, Inc.	58,000	2,533,440
Allscripts Healthcare Solutions, Inc.*	35,004	703,931
Cardinal Health, Inc.	50,051	2,273,316
Centene Corp.*	36,241	1,261,187
Cerner Corp.*	13,441	1,614,264
CIGNA Corp. (a)	50,997	2,544,240
Coventry Health Care, Inc.*	30,279	1,065,215
CVS Caremark Corp.	39,264	1,519,124
ExamWorks Group, Inc.* (a)	25,658	651,713
Express Scripts, Inc.*	63,640	3,790,398
Fresenius Medical Care AG & Co. KGaA	36,592	2,656,169
Laboratory Corp. of America Holdings*	13,918	1,403,352
McKesson Corp.	49,883	4,270,484
Medco Health Solutions, Inc.*	44,093	2,639,407
Quest Diagnostics, Inc.	19,947	1,165,304
SonoSite, Inc.*	27,550	983,811
SXC Health Solutions Corp.*	18,000	1,060,920
Tenet Healthcare Corp.*	74,944	478,143
UnitedHealth Group, Inc.	123,920	6,065,884
WellPoint, Inc.	15,600	1,219,452
		39,899,754
Life Sciences Tools & Services 4.7%
Life Technologies Corp.*	45,134	2,345,614
PerkinElmer, Inc.	68,261	1,890,147
Thermo Fisher Scientific, Inc.*	57,657	3,773,651
Waters Corp.*	10,345	1,019,603
		9,029,015
Medical Supply & Specialty 18.4%
Accuray, Inc.*	70,627	539,590
Baxter International, Inc.	65,661	3,908,143
Becton, Dickinson & Co.	21,806	1,909,115
C.R. Bard, Inc.	8,837	987,800
CareFusion Corp.*	46,305	1,341,919
CONMED Corp.*	44,642	1,263,369
Covidien PLC	80,094	4,405,170
Hologic, Inc.*	30,908	664,522
Hospira, Inc.*	34,759	1,921,825
Kinetic Concepts, Inc.*	25,673	1,523,436
Medtronic, Inc.	117,421	4,779,035
Merit Medical Systems, Inc.*	67,070	1,315,913
Orthofix International NV*	14,066	574,315
Spectranetics Corp.*	59,931	360,185
St. Jude Medical, Inc.	63,485	3,216,785
Stryker Corp.	47,306	2,951,894
Thoratec Corp.* (a)	33,112	1,151,304
Zimmer Holdings, Inc.*	37,226	2,522,434
		35,336,754
Pharmaceuticals 32.4%
Abbott Laboratories	97,770	5,108,483
Achillion Pharmaceuticals, Inc.*	70,601	528,802
Allergan, Inc.	29,500	2,440,535
Ardea Biosciences, Inc.*	25,200	629,748
Auxilium Pharmaceuticals, Inc.*	65,896	1,475,411
Bristol-Myers Squibb Co.	145,999	4,198,931
Cardiome Pharma Corp.*	48,839	253,963
Cephalon, Inc.*	11,700	932,373
Eli Lilly & Co.	26,791	1,030,918
Forest Laboratories, Inc.*	53,672	1,933,265
Impax Laboratories, Inc.*	35,191	944,878
Ironwood Pharmaceuticals, Inc. "A"*	15,800	238,896
Johnson & Johnson	99,981	6,727,722
Merck & Co., Inc.	159,512	5,862,066
Mylan, Inc.*	110,350	2,598,191
Nektar Therapeutics*	50,736	491,124
Novartis AG (Registered)	43,044	2,783,607
Pacira Pharmaceuticals, Inc.*	64,150	917,345
Pfizer, Inc.	471,623	10,116,313
Pharmasset, Inc.*	6,616	676,155
Questcor Pharmaceuticals, Inc.*	45,093	1,040,296
Roche Holding AG (Genusschein)	12,159	2,140,185
Salix Pharmaceuticals Ltd.*	36,190	1,448,686
Shire PLC (ADR)	22,418	2,142,937
Teva Pharmaceutical Industries Ltd. (ADR)	35,117	1,787,455
Valeant Pharmaceuticals International, Inc.	37,043	1,939,572
Warner Chilcott PLC "A" (a)	76,885	1,853,698
		62,241,555
Total Common Stocks (Cost $117,913,372)		186,438,279

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.14% (b) (c) (Cost $6,345,410)	6,345,410	6,345,410

Cash Equivalents 2.5%
Central Cash Management Fund, 0.13% (b) (Cost $4,695,305)	4,695,305	4,695,305

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $128,954,087)+	102.9	197,478,994
Other Assets and Liabilities, Net	(2.9)	(5,537,743)
Net Assets	100.0	191,941,251

* Non-income producing security.

+ The cost for federal income tax purposes was $129,342,414. At May 31, 2011, net unrealized appreciation for all securities based on tax cost was $68,136,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,158,378 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,021,798.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2011 amounted to $6,206,474, which is 3.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Biotechnology	$39,931,201	$—	$—	$39,931,201
Health Care Services	37,243,585	2,656,169	—	39,899,754
Life Sciences Tools & Services	9,029,015	—	—	9,029,015
Medical Supply & Specialty	35,336,754	—	—	35,336,754
Pharmaceuticals	57,317,763	4,923,792	—	62,241,555
Short-Term Investments (d)	11,040,715	—	—	11,040,715
Total	$189,899,033	$7,579,961	$—	$197,478,994

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $117,913,372) — including $6,206,474 of securities loaned	$186,438,279
Investment in Daily Assets Fund Institutional (cost $6,345,410)*	6,345,410
Investment in Central Cash Management Fund (cost $4,695,305)	4,695,305
Total investments in securities, at value (cost $128,954,087)	197,478,994
Foreign currency, at value (cost $4,951)	4,989
Receivable for investments sold	994,256
Receivable for Fund shares sold	525,412
Dividends receivable	172,420
Interest receivable	670
Foreign taxes recoverable	102,292
Other assets	26,379
Total assets	199,305,412
Liabilities
Payable upon return of securities loaned	6,345,410
Payable for investments purchased	452,760
Payable for Fund shares redeemed	148,207
Accrued management fee	129,885
Other accrued expenses and payables	287,899
Total liabilities	7,364,161
Net assets, at value	$191,941,251
Net Assets Consist of
Undistributed net investment income	77,404
Net unrealized appreciation (depreciation) on: Investments	68,524,907
Foreign currency	16,283
Accumulated net realized gain (loss)	8,295,305
Paid-in capital	115,027,352
Net assets, at value	$191,941,251

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($35,128,667 ÷ 1,276,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.51
Maximum offering price per share (100 ÷ 94.25 of $27.51)	$29.19
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,489,358 ÷ 59,765 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.92
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,784,326 ÷ 270,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.04
Class S Net Asset Value, offering and redemption price(a) per share ($135,737,413 ÷ 4,784,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.37
Institutional Class Net Asset Value, offering and redemption price(a) per share ($12,801,487 ÷ 440,711 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$29.05

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $44,658)	$2,217,872
Income distributions — Central Cash Management Fund	7,410
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,152
Total income	2,261,434
Expenses: Management fee	1,301,963
Administration fee	170,191
Services to shareholders	422,110
Distribution and service fees	154,578
Custodian fee	12,128
Professional fees	81,866
Trustees' fees and expenses	8,382
Reports to shareholders	54,712
Registration fees	71,212
Other	12,916
Total expenses before expense reductions	2,290,058
Expense reductions	(1,360)
Total expenses after expense reductions	2,288,698
Net investment income (loss)	(27,264)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,081,638
Foreign currency	104,668
10,186,306
Change in net unrealized appreciation (depreciation) on: Investments	36,216,230
Foreign currency	90,682
36,306,912
Net gain (loss)	46,493,218
Net increase (decrease) in net assets resulting from operations	$46,465,954

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(27,264)	$(246,831)
Net realized gain (loss)	10,186,306	5,960,407
Change in net unrealized appreciation (depreciation)	36,306,912	22,073,489
Net increase (decrease) in net assets resulting from operations	46,465,954	27,787,065
Distributions to shareholders from: Net realized gains: Class A	(668,093)	—
Class B	(41,638)	—
Class C	(150,264)	—
Class S	(2,623,373)	—
Institutional Class	(181,780)	—
Total distributions	(3,665,148)	—
Fund share transactions: Proceeds from shares sold	18,860,810	22,029,441
Reinvestment of distributions	3,514,608	—
Payments for shares redeemed	(39,599,933)	(39,306,848)
Redemption fees	285	728
Net increase (decrease) in net assets from Fund share transactions	(17,224,230)	(17,276,679)
Increase (decrease) in net assets	25,576,576	10,510,386
Net assets at beginning of period	166,364,675	155,854,289
Net assets at end of period (including undistributed net investment income of $77,404 and $0, respectively)	$191,941,251	$166,364,675

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$21.56	$18.33	$24.20	$27.14		$23.70
Income (loss) from investment operations: Net investment income (loss)a	(.05)	(.07)	(.03)	(.08)		(.11	)b,c
Net realized and unrealized gain (loss)	6.52	3.30	(5.19)	(.38)		4.79
Total from investment operations	6.47	3.23	(5.22)	(.46)		4.68
Less distributions from: Net realized gains	(.52)	—	(.65)	(2.48)		(1.24)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$27.51	$21.56	$18.33	$24.20		$27.14
Total Return (%)d	30.48	17.62	(21.45)	(2.17	)e	20.29	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	30	31	42		39
Ratio of expenses before expense reductions (%)	1.55	1.61	1.58	1.56		1.56
Ratio of expenses after expense reductions (%)	1.55	1.61	1.58	1.56		1.56
Ratio of net investment income (loss) (%)	(.22)	(.34)	(.18)	(.31)		(.45	)b,c
Portfolio turnover rate (%)	21	33	29	27		31
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$19.74	$16.90	$22.54	$25.64	$22.63
Income (loss) from investment operations: Net investment income (loss)a	(.23)	(.18)	(.16)	(.25)	(.30	)b,c
Net realized and unrealized gain (loss)	5.93	3.02	(4.83)	(.37)	4.55
Total from investment operations	5.70	2.84	(4.99)	(.62)	4.25
Less distributions from: Net realized gains	(.52)	—	(.65)	(2.48)	(1.24)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$24.92	$19.74	$16.90	$22.54	$25.64
Total Return (%)d,e	29.37	16.80	(22.01)	(2.96)	19.33	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	6	12
Ratio of expenses before expense reductions (%)	2.47	2.46	2.46	2.41	2.42
Ratio of expenses after expense reductions (%)	2.39	2.34	2.34	2.35	2.34
Ratio of net investment income (loss) (%)	(1.06)	(1.07)	(.93)	(1.11)	(1.24	)b,c
Portfolio turnover rate (%)	21	33	29	27	31
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$19.81	$16.96	$22.63	$25.72	$22.68
Income (loss) from investment operations: Net investment income (loss)a	(.20)	(.18)	(.15)	(.23)	(.29	)b,c
Net realized and unrealized gain (loss)	5.95	3.03	(4.87)	(.38)	4.57
Total from investment operations	5.75	2.85	(5.02)	(.61)	4.28
Less distributions from: Net realized gains	(.52)	—	(.65)	(2.48)	(1.24)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$25.04	$19.81	$16.96	$22.63	$25.72
Total Return (%)d	29.52	16.80	(22.06)	(2.91)	19.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	7	9	9
Ratio of expenses (%)	2.28	2.31	2.32	2.29	2.31
Ratio of net investment income (loss) (%)	(.95)	(1.04)	(.91)	(1.04)	(1.19	)b,c
Portfolio turnover rate (%)	21	33	29	27	31
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.04% lower.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
d Total return does not reflect the effect of any sales charges.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$22.15	$18.77	$24.70	$27.58		$24.01
Income (loss) from investment operations: Net investment income (loss)a	.02	(.01)	.02	(.01)		(.05	)b,c
Net realized and unrealized gain (loss)	6.72	3.39	(5.30)	(.39)		4.86
Total from investment operations	6.74	3.38	(5.28)	(.40)		4.81
Less distributions from: Net realized gains	(.52)	—	(.65)	(2.48)		(1.24)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$28.37	$22.15	$18.77	$24.70		$27.58
Total Return (%)	30.89	18.01	(21.25)	(1.91	)d	20.57	b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	118	106	148		165
Ratio of expenses before expense reductions (%)	1.25	1.31	1.30	1.28		1.34
Ratio of expenses after expense reductions (%)	1.25	1.31	1.30	1.27		1.32
Ratio of net investment income (loss) (%)	.08	(.04)	.11	(.03)		(.21	)b,c
Portfolio turnover rate (%)	21	33	29	27		31
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
d Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2011	2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$22.62	$19.12		$25.08	$27.90	$24.22
Income (loss) from investment operations: Net investment income (loss)a	.06	.04		.07	.05	.04	b,c
Net realized and unrealized gain (loss)	6.89	3.46		(5.38)	(.39)	4.88
Total from investment operations	6.95	3.50		(5.31)	(.34)	4.92
Less distributions from: Net realized gains	(.52)	—		(.65)	(2.48)	(1.24)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$29.05	$22.62		$19.12	$25.08	$27.90
Total Return (%)	31.18	18.31		(21.02)	(1.71)	20.91	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	10		9	7	6
Ratio of expenses (%)	1.04	1.06		1.05	1.04	1.09
Ratio of net investment income (loss) (%)	.26	.21		.36	.20	.15	b,c
Portfolio turnover rate (%)	21	33		29	27	31
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.02% lower.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. This change is effective for fiscal years beginning after the date of the enactment.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$442,360
Undistributed long-term capital gains	$8,318,676
Unrealized appreciation (depreciation) on investments	$68,136,580

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2011	2010
Distributions from ordinary income*	$601,154	$—
Distributions from long-term capital gains	$3,063,994	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $34,875,911 and $56,557,205, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2011, the fee pursuant to the investment management agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.42%.

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.38%.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $170,191, of which $16,088 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2011
Class A	$65,920	$—	$21,715
Class B	6,646	1,360	2,355
Class C	11,740	—	3,538
Class S	226,158	—	74,502
Institutional Class	563	—	202
	$311,027	$1,360	$102,312

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class B	$13,040	$1,245
Class C	46,816	4,257
	$59,856	$5,502

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$74,999	$20,036	.25%
Class B	4,241	961	.24%
Class C	15,482	4,041	.25%
	$94,722	$25,038

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2011, aggregated $2,243.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2011, the CDSC for Class B and C shares aggregated $3,575 and $103, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2011, DIDI received $715 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,449, of which $5,594 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	245,240	$5,951,197	296,298	$6,460,206
Class B	3,298	76,068	13,076	254,666
Class C	16,098	336,472	53,042	1,069,577
Class S	303,994	7,581,706	582,394	12,744,191
Institutional Class	184,720	4,915,367	67,802	1,500,801
		$18,860,810		$22,029,441
Shares issued to shareholders in reinvestment of distributions
Class A	27,469	$635,919	—	—
Class B	1,710	36,004	—	—
Class C	6,191	130,937	—	—
Class S	106,122	2,529,968	—	—
Institutional Class	7,453	181,780	—	—
		$3,514,608		$—
Shares redeemed
Class A	(390,477)	$(9,134,616)	(569,927)	$(12,275,575)
Class B	(53,314)	(1,137,445)	(92,619)	(1,834,519)
Class C	(68,615)	(1,434,413)	(139,723)	(2,710,120)
Class S	(956,326)	(23,368,683)	(917,818)	(20,269,582)
Institutional Class	(184,600)	(4,524,776)	(98,496)	(2,217,052)
		$(39,599,933)		$(39,306,848)
Redemption fees		$285		$728
Net increase (decrease)
Class A	(117,768)	$(2,547,452)	(273,629)	$(5,815,094)
Class B	(48,306)	(1,025,373)	(79,543)	(1,579,853)
Class C	(46,326)	(967,001)	(86,681)	(1,640,300)
Class S	(546,210)	(13,256,775)	(335,424)	(7,525,181)
Institutional Class	7,573	572,371	(30,694)	(716,251)
		$(17,224,230)		$(17,276,679)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (the "Fund") at May 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.44 per share from net long-term capital gains during its year ended May 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,949,000 as capital gains dividends for its year ended May 31, 2011, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,489,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH CARE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$56,634	$0	$0	$0
2010	$55,524	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011